UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2012 (May 10, 2012)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(d)       At the Annual Meeting of Shareholders of Glimcher Realty Trust (the “Registrant”) held on Thursday, May 10, 2012 (the “Meeting”), holders of the Registrant’s common shares approved the Glimcher Realty Trust 2012 Incentive Compensation Plan (the “Plan”). For a description of the terms and conditions of the Plan, see Proposal 4 in the Registrant’s definitive proxy statement for the Meeting, which description is incorporated herein by reference. A definitive copy of the Plan is filed as Exhibit 4.7 to the Form S-8 Registration Statement filed on May 10, 2012 with the Securities and Exchange Commission to register the common shares of the Registrant available under the Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proxies for the Meeting were solicited by the Registrant pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Six proposals were submitted to a vote of the holders of the Registrant’s common shares.

In connection with Proposal 1 regarding the election of three Class III Trustees, there was no solicitation in opposition to the nominees for Class III Trustee listed in the proxy statement for the Meeting. The final voting results for Proposal 1 are as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
David M. Aronowitz	95,080,996	2,213,701	8,626,471
Herbert Glimcher	93,408,825	3,885,872	8,626,471
Howard Gross	94,988,316	2,306,381	8,626,471

In connection with Proposal 2, there was no solicitation in opposition of the ratification of the appointment of BDO USA, LLP (“BDO”) as the Registrant's independent registered public accounting firm as set forth in the Registrant’s definitive proxy statement for the Meeting. There were no broker non-votes cast or votes withheld in connection with Proposal 2.  The final voting results for Proposal 2 are as follows:

Proposal 2	Votes For	Votes Against	Abstentions
Ratification of the appointment of BDO as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	105,135,225	241,302	544,641

In connection with Proposal 3 regarding a non-binding and advisory resolution to approve the compensation of the Registrant’s named executive officers (as such term is defined in Item 402(a)(3) of Regulation S-K) reported in the Registrant’s definitive proxy statement for the Meeting, the final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3	94,685,332	1,960,687	648,678	8,626,471

 In connection with Proposal 4 regarding the approval of the Plan, the final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4	92,132,445	4,628,207	534,045	8,626,471

 In connection with Proposal 5 regarding an amendment to the Registrant’s Amended and Restated Declaration of Trust (the “Declaration) to add limited exceptions permitting the Board of Trustees to approve certain amendments to the Declaration without prior shareholder approval, the final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5	71,499,975	25,287,826	506,896	8,626,471

In connection with Proposal 6 regarding amendments to the Declaration to update and modernize certain provisions of the Declaration related to corporate governance and other matters, the final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 6	95,718,787	1,049,543	526,367	8,626,471

Prior to the Meeting, the Registrant withdrew the seventh proposal that was listed in the Registrant’s definitive proxy statement for the Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment and Restatement of Declaration of Trust for the Glimcher Realty Trust Second Amended and Restated Declaration of Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: May 16, 2012	/s/ George A. Schmidt
George A. Schmidt Executive Vice President of Development, General Counsel & Secretary

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